UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2005
UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On July 21, 2005, UCBH Holdings, Inc. (the “Company”) and United Commercial Bank (“the Bank”) each entered into their respective standard Indemnification Agreement with James Kwok, who was appointed a Director of the Company and the Bank on July 21, 2005. In general, each indemnification agreement require the Company to indemnify and hold harmless a director to the fullest extent authorized by, in the case of the Company, Delaware corporate law or, in the case of the Bank, California law, and to provide indemnification against third-party proceedings, subject to certain exceptions.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
Appointment of Director
     On July 21, 2005, the Boards of Directors of UCBH Holdings, Inc. and United Commercial Bank appointed James Kwok to the Boards of Directors of the Company and the Bank. Mr. Kwok has been named as a member of the Credit Committee and the Nominating Committee of the Boards. The press release issued on July 25, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Appointment of Chief Operating Officer
     On July 21, 2005, the Company and the Bank appointed Ebrahim Shabudin as Executive Vice President and Chief Operating Officer to be effective on August 1, 2005. Mr. Shabudin, age 57, was previously Executive Vice President and Chief Credit Officer of the Company and the Bank since January 1, 2004. Prior to that, Mr. Shabudin served as Executive Vice President and Chief Credit Officer Designate effective October 8, 2003. Before joining the Company, Mr. Shabudin was the Managing Director of Credit Risk Management with Deloitte & Touche LLP. Previously, Mr. Shabudin worked for Bank of America in various management positions for over 25 years, with the most recent experience as Senior Vice President and Credit Policy Executive.
     On August 12, 2004, the Company, the Bank, and Mr. Shabudin entered into a standard Change in Control Agreement (the “Agreement”). The material terms of the Agreement were described in Part II, Item 5 of the Company’s Form 10-Q filed on November 9, 2004 with the Securities and Exchange Commission and the form of the Agreement was attached as Exhibit 10.3 to the aforementioned Form 10-Q and is incorporated herein by reference in its entirety.
     Additionally, on October 8, 2003, the Company and the Bank each entered into their respective standard Indemnification Agreement with Mr. Shabudin. In general, each indemnification agreement require the Company to indemnify and hold harmless an officer to the fullest extent authorized by, in the case of the Company, Delaware corporate law or, in the case of the Bank, California law, and to provide indemnification against third-party proceedings, subject to certain exceptions.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

The following exhibit is included with this report:

Exhibit Number	Description
99.1	Press Release, issued July 25, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: July 27, 2005	By:	/s/ Thomas S. Wu
Thomas S. Wu
Chairman, President and Chief Executive Officer

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